Exhibit 10.26
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
UNSECURED CREDIT AGREEMENT
This First Amendment to Second Amended and Restated Unsecured Credit Agreement (the “Amendment”) is made as of November 23, 2009, by and among BIOMED REALTY, L.P. (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and those existing Lenders and new “Lenders” shown on the signature pages hereof.
RECITALS
A. Borrower, Administrative Agent, the Lenders executing this Amendment and certain other Lenders have entered into a Second Amended and Restated Unsecured Credit Agreement dated as of August 1, 2007 (as it may be further amended, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.
B. Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide Borrower with a revolving credit facility with an initial Aggregate Commitment of $600,000,000. The Borrower and the Administrative Agent on behalf of the Lenders now desire to amend the Credit Agreement in order to, among other things (i) pursuant to Section 2.8 of the Credit Agreement increase the Aggregate Commitment to $665,000,000; (ii) increase the Commitments of certain of the Lenders; and (iii) admit certain Lenders under the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1. The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.
2. From and after November 23, 2009 (the “Effective Date”) (i) UBS Loan Finance LLC shall be considered as a “Subsequent Lender” and a “Lender” under the Credit Agreement and hereby agrees to all terms and conditions set forth in the Credit Agreement and the Loan Documents and agrees that by executing this Amendment, it shall be considered a party to the Credit Agreement and the Loan Documents having a Commitment in the amount shown next to its signature on the signature page of this Amendment and (ii) KeyBank National Association, RBS Citizens, N.A. d/b/a Charter One, Raymond James Bank, FSB, Credit Suisse, Cayman Islands Branch and Royal Bank of Canada shall each be deemed to be an Increasing Lender and to have increased their respective Commitment to the amount shown next to its signature on the signature pages to this Amendment. The Borrower shall, on or before the Effective Date, execute and deliver (i) to the Subsequent Lender a Line Note to evidence the Advances to be made by such Lender; and (ii) to each Increasing Lender increasing its Commitment an Amended and Restated Line Note to evidence such increased Commitment.
3. The term “Maturity Date” means (i) with respect to the Line Facility either August 1, 2011, or, if the Maturity Date with respect to the Line Facility is extended pursuant to Section 2.10 of the Credit Agreement, August 1, 2012 and (ii) with respect to any Term Facility, August 1, 2012.

4. From and after the Effective Date, the term “Aggregate Commitment” shall mean, subject to Section 2.7 and Section 2.8 of the Credit Agreement, Six Hundred Sixty-Five Million Dollars ($665,000,000). The respective Commitments and Percentages of the Lenders with respect to the Aggregate Commitment are set forth on Schedule 1.1 attached hereto and made a part hereof.
5. From and after the Effective Date, the term “Aggregate Line Commitment” shall mean an Aggregate Commitment of $665,000,000 plus any increase in the Aggregate Commitment under Section 2.8 of the Credit Agreement, which is not a Term Commitment.
6. For purposes of Section 11.6 of the Credit Agreement (Notices), the address(es) and facsimile number(s) for such new Lenders shall be as specified below their respective signature(s) on the signature pages of this Amendment.
7. The Borrower hereby represents and warrants to Lenders that, as of the Effective Date:
(a) no Default or Event of Default under the Credit Agreement or any of the Loan Documents has occurred and is continuing;
(b) except (i) for representations and warranties which expressly speak as of a particular date or are no longer true and correct as a result of a change which is permitted by this Agreement or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the representations and warranties contained in Article 4 of the Credit Agreement are true and correct in all material respects as of the Effective Date as though made on the Effective Date; and
(c) the Borrower has no offsets or claims against any of the Lenders.
8. As of the Effective Date, Schedule 4.4 (Subsidiaries) and Schedule 4.19 (Projects) to the Credit Agreement are hereby deleted in their entirety and replaced with the attached Schedule 4.4 and Schedule 4.19.
9. As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect.
10. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
[Remainder of Page left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BIOMED REALTY, L.P., a Maryland limited partnership
By:	BioMed Realty Trust, Inc., its sole general partner
By:	/S/ KAREN SZTRAICHER
	Name:	Karen Sztraicher
	Title:	VP, Finance

Address:
BioMed Realty, L.P. 17190 Bernardo Center Drive San Diego, California 92128

Commitment: $60,000,000	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent
	By:	/S/ MICHAEL P. SZUBA
		Print Name:	Michael P. Szuba
		Title:	Vice President

Address:
KeyBank - Real Estate Capital 127 Public Square - 8th Floor Mail Code: OH-01-27-0839 Cleveland, Ohio 44114 Phone: 216-689-5984 Facsimile: 216-689-4997 Attn: Michael P. Szuba

Commitment: $50,000,000	RBS Citizens, N.A., d/b/a Charter One
	By:	/S/ FLORENTINA DJULVEZAN
		Name:	Florentina Djulvezan
		Title:	Vice President

Address:
1215 Superior Avenue, 6th Floor Cleveland, OH 44114 Phone: 216-277-0694 Facsimile: 216-277-4607 Attn: Florentina Djulvezen, Vice President

Commitment: $25,000,000	RAYMOND JAMES BANK, FSB
	By:	/S/ THOMAS F. MACINA
		Print Name:	Thomas F. Macina
		Title:	Executive Vice President

Address:
710 Carillon Parkway St. Petersburg, Florida 33716 Telephone: 727-567-4523 Facsimile: 727-567-8830 Attn: Laurens F. Schaad Jr.

Commitment: $35,000,000	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (Formerly known as CREDIT SUISSE, CAYMAN ISLANDS BRANCH)
	By:	/S/ MIKHAIL FAYBUSOVICH
		Print Name:	Mikhail Faybusovich
		Title:	Vice President

	By:	/S/ KEVIN BUDDHDEW
		Print Name:	Kevin Buddhdew
		Title:	Associate

Address:
c/o Credit Suisse 11 Madison Avenue New York, NY 10010 Phone: (212) 325-2949 Facsimile: (212) 743-2669 Attn: Cassandra Droogan

Commitment: $30,000,000	UBS LOAN FINANCE LLC
	By:	/S/ IRJA R. OTSA
		Print Name:	Irja R. Otsa
		Title:	Associate Director

	By:	/S/ MARIE HADDAD
		Print Name:	Marie Haddad
		Title:	Associate Director

Address:
677 Washington Blvd. Stamford, CT 06901 Attention: Denise Bushee Telephone: (203) 719-3167 Facsimile: (203) 719-3888

Commitment: $35,000,000	ROYAL BANK OF CANADA
	By:	/S/ DAN LEPAGE
		Print Name:	Dan LePage
		Title:	Authorized Signatory

Address:
165 Broadway New York, NY 10006-1404 Attention: Daniel LePage, Managing Director Telephone: (212) 428-6605 Facsimile: (212) 428-6459

SCHEDULE 1.1
BANK COMMITMENTS AND
PERCENTAGES
(*As of November 23, 2009)

Lender	Commitment	Percentage
KeyBank	$60,000,000	9.02%
U.S. Bank	$50,000,000	7.52%
Wachovia	$50,000,000	7.52%
Charter One	$50,000,000	7.52%
Societe Generale	$40,000,000	6.02%
LaSalle	$40,000,000	6.02%
Massachusetts Mutual	$35,000,000	5.26%
Nord LB	$35,000,000	5.26%
Credit Suisse, Cayman Islands Branch	$35,000,000	5.26%
RBC	$35,000,000	5.26%
PB Capital	$30,000,000	4.51%
Artesia	$30,000,000	4.51%
TD Banknorth	$30,000,000	4.51%
UBS Loan Finance LLC	$30,000,000	4.51%
Sovereign	$25,000,000	3.76%
Raymond James	$25,000,000	3.76%
West Immo	$20,000,000	3.01%
National City Bank	$17,500,000	2.63%
Comerica	$10,000,000	1.50%
People’s Bank	$10,000,000	1.50%
ICBC	$5,000,000	.75%
Compass Bank	$2,500,000	.38%
TOTAL:	$665,000,000	100%

*	Schedule 1.1 may be subsequently revised from time to time to reflect assignments of a Bank’s interest in the Loans as contemplated in Section 11.8, and reductions in the Aggregate Commitment pursuant to Section 2.7, or increases in the Aggregate Commitment pursuant to Section 2.8.

SCHEDULE 4.4
SUBSIDIARIES

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
1. BioMed Realty, L.P.	Limited Partnership	0.3% GP Interest by BioMed Realty Trust, Inc. 96.6% LP Interest by BioMed Realty Trust, Inc. 3.1% LP Interest by others	Maryland

2. BioMed Realty Holdings, Inc.	Corporation	100% by BioMed Realty , L.P.	Maryland

3. BioMed Realty Trust, Inc. REIT Qualification Trust	Trust	100% Beneficiary is BioMed Realty Holdings, Inc.	California

4. BioMed Realty LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

5. BioMed Realty Development LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

6. BMR-JV I Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

7. BMR-JV II Holdings LLC	Limited Liability Company	100% by BioMed Realty Holdings, Inc.	Delaware

8. BMR-217th Place LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

9. BMR-270 Albany Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

10. BMR-34790 Ardentech Court LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

11. BMR-34175 Ardenwood Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
12. 34175 Ardenwood Venture, LLC	Limited Liability Company	87.5% Membership Interest by BMR-34175 Ardenwood Boulevard LLC 12.5% Membership Interest by Tarlton-Wohl Venture Nine, LLC	Delaware

13. BMR-8808 Balboa Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	California

14. BMR-Bayshore Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

15. BMR-6411 Beckley Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

16. Guilford Real Estate Trust 1998-1	Grantor Trust	100% Beneficiary is BioMed Realty, L.P., Trustee is BMR-6411 Beckley Street LLC	Utah

17. BMR-Belward Campus Drive LSM LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Maryland

18. BMR-9920 Belward Campus Q LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Rhode Island

19. BMR-17190 Bernardo Center Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

20. BMR-Blackfan Circle LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

21. BMR-Bridgeview Technology Park LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

22. BMR-Bridgeview Technology Park II LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

23. BMR-Bridgeview Technology Park III LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

24. BMR-3030 Bunker Hill Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
25. BMR-58 Charles Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

26. BMR-134 Coolidge Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

27. BMR-6300 Dumbarton Circle LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

28. BMR-475 Eccles Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

29. BMR-2600 Eisenhower Road LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

30. BMR-201 Elliott Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

31. BMR-21 Erie Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

32. BMR-40 Erie Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

33. BMR-500 Fairview Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

34. BMR-530 Fairview Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

35. BMR-2282 Faraday Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

36. BMR-Forbes Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

37. BMR-Fresh Pond Research Park LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

38. BMR-Gateway Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
39. BMR-350 George Patterson Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

40. BMR-7 Graphics Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

41. BMR-201 Industrial Road LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

42. BMR-John Hopkins Court LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

43. BMR-6500 Kaiser Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

44. BMR-500 Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

45. BMR-145 King of Prussia Road GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

46. BMR-145 King of Prussia Road LP	Limited Partnership	99.5% LP Interest of BioMed Realty, L.P. 0.5% GP Interest of BMR-145 King of Prussia Road GP LLC	Delaware

47. BMR-Landmark at Eastview LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

48. BMR-7 Lucent Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

49. 10165 McKellar Court, L.P.	Limited Partnership	21% GP Interest by BMR-10165 McKellar Court GP LLC 79% LP Interest by Quidel Corporation	California

50. BMR-10165 McKellar Court GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	California

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
51. BMR-Merryfield Row LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

52. BMR-3450 Monte Villa Parkway LLC	Limited Liability Company	100% by BioMed Realty, L.P. BioMed Realty LLC is Managing Member	Delaware

53 BMR-6114-6154 Nancy Ridge Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

54. BMR-6828 Nancy Ridge Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

55. BMR-One Research Way LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

56. BMR-Pacific Center Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

57. BMR-335-395 Phoenixville Pike LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

58. BMR-10835 Road to the Cure LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

59. BMR-10255 Science Center Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

60. BMR-Shady Grove Road HQ LLC	Limited Liability Company	100% by BMR-Shady Grove Holdings LLC	Maryland

61. BMR-Shady Grove Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

62. BMR-Shady Grove B LLC	Limited Liability Company	100% by BMR-Shady Grove Holdings LLC	Delaware

63. BMR-Shady Grove D LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
64. BMR-200 Sidney Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

65. BMR-Sorrento Valley LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

66. BMR-Spring Mill Drive GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

67. BMR-Spring Mill Drive, L.P.	Limited Partnership	1% GP Interest BMR-Spring Mill Drive GP LLC 99% by BioMed Realty, L.P.	Delaware

68. BMR-Torreyana LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

69. BMR-9865 Towne Centre Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

70. BMR-9885 Towne Centre Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

71. BMR-Trade Centre Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

72. BMR-6611 Tributary Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Maryland

73. BMR-900 Uniqema Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

74. BMR-1000 Uniqema Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

75. BMR-325 Vassar Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

76. BMR-3200 Walnut Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

77. BMR-Waples LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

78. BMR-675 West Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.19
PROJECTS

Property Name		Ownership
1.	1522 217th Place S.E.	Fee Simple

2.	270 Albany Street	Fee Simple

3.	34790 Ardentech Court	Fee Simple

4.	34175 Ardenwood Boulevard	Fee Simple-Through 87.5% interest in LLC

5.	8808 Balboa Avenue	Fee Simple

6.	Brisbane Technology Park (3240, 3260, 3280 Bayshore Boulevard)	Fee Simple

7.	6411 Beckley Street	Fee Simple-Through 100% interest in a trust

8.	9911 Belward Campus Blvd	Fee Simple

9.	9920 Belward Campus Drive	Fee Simple

10.	17190 Bernardo Center Drive	Fee Simple

11.	3 Blackfan Circle	Fee Simple

12.	Bridgeview Technology Park (24500 Clawiter Road; 24600 Industrial Boulevard)	Fee Simple

13.	Bridgeview Technology Park II (24590 Clawiter Road)	Fee Simple

14.	Bridgeview Technology Park III (24546 Industrial Boulevard)	Fee Simple

15.	3030 Bunker Hill Street	Fee Simple

16.	58 Charles Street	Fee Simple

17.	134 Coolidge Avenue	Fee Simple

18.	6300 Dumbarton Circle	Fee Simple

19.	350 Kendall Street*	Fee Simple (Garage Condominium Unit)

20.	650 East Kendall Street*	Fee Simple

Property Name		Ownership
21.	475 Eccles Avenue	Fee Simple

22.	2600 Eisenhower Road	Fee Simple

23.	201 Elliott Avenue West	Fee Simple

24.	21 Erie Street	Fee Simple

25.	40 Erie Street	Fee Simple

26.	47 Erie Street	Fee Simple

27.	500 Fairview Avenue North	Leasehold Interest

28.	530 Fairview Avenue	Fee Simple

29.	2282 Faraday Avenue	Fee Simple

30.	530-540 Forbes Boulevard	Fee Simple

31.	Fresh Pond Research Park (25, 27/31, 33/45, 51 and 61 Moulton Street and 665 Concord Avenue)	Fee Simple

32.	7777 Gateway Boulevard	Fee Simple

33.	350 George Patterson Boulevard	Fee Simple

34.	7 Graphics Drive	Fee Simple

35.	201 Industrial Road	Fee Simple

36.	3545-3575 John Hopkins Court	Fee Simple

37.	6500 Kaiser Drive	Fee Simple

38.	500 Kendall Street	Fee Simple

39.	145 King of Prussia Road	Fee Simple—Directly or Indirectly through 100% GP and LP Interest.

40.	Landmark at Eastview (777, 771, 769, 767, 765 Old Saw Mill River Rd.)	Fee Simple

41.	7 Lucent Drive	Fee Simple

42.	10165 McKellar Court*	Fee Simple — Directly or Indirectly through GP and LP Interest

Property Name		Ownership
43.	3450-3451 Monte Villa Parkway	Fee Simple

44.	6114, 6118, 6122, 6124, 6126 and 6154 Nancy Ridge Drive	Fee Simple

45.	6828 Nancy Ridge Drive	Fee Simple

46.	One Research Way	Fee Simple

47	5870 and 5880 Pacific Center Boulevard	Fee Simple

48.	335-339 Phoenixville Pike	Fee Simple

49.	10835 Road to the Cure	Fee Simple

50.	157 Sixth Street (Kendall Crossing Apartments) and 301 Binney Street*	Leasehold Interest

51.	320 Bent Street*	Leasehold Interest

52.	10255 Science Center Drive	Fee Simple

53.	14200 Shady Grove Road	Fee Simple-Through 100% Interest in LLC

54.	200 Sidney Street	Fee Simple

55.	4215 Sorrento Valley Boulevard	Fee Simple

56.	2-30 Spring Mill Drive	Fee Simple-Directly or Indirectly through 100% GP and LP Interest.

57.	11010 Torreyana Road	Fee Simple

58.	9855 and 9865 Towne Centre Drive	Fee Simple

59.	9875 and 9885 Towne Centre Drive	Fee Simple

60.	2600 and 2620 Trade Centre Avenue	Fee Simple

61.	6611 Tributary Street	Fee Simple

62.	900 Uniqema Boulevard	Fee Simple

63.	1000 Uniqema Boulevard	Fee Simple

64.	325 Vassar Street	Fee Simple

65.	9535 Waples Street	Fee Simple

66.	1825, 1865, 1885 33rd Street/ 3200 Walnut Street	Fee Simple

67.	675 West Kendall Street	Fee Simple

*	Project owned by an Investment Affiliate.